Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made and entered into as of March 16, 2007 by and among DATATRAK International, Inc., an Ohio corporation (the “Company”), and the purchaser(s) identified on the signature pages hereto (each a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder, the Company desires to offer, issue and sell to the Purchasers (the “Offering”), and the Purchasers, severally and not jointly, desire to purchase from the Company, in the aggregate, up to 1,986,322 shares (the “Shares”) of the Company’s common shares, no par value per share (the “Common Shares”) (which in no event, when combined with the Warrant Shares (as defined below) and the Common Shares underlying the Placement Agent Warrants, shall exceed 19.99% of the Common Shares then outstanding), and five year warrants to purchase Common Shares (the “Warrants”), with an exercise price per share equal to $6.00. The Shares and the Warrants are collectively referred to herein as the “Securities”.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the Company and each of the Purchasers agree as follows:

A.	Purchase and Sale

Subject to the terms and conditions set forth in this Agreement, at the Closing (as defined below) the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, the number of Shares and the Warrants set forth on such Purchaser’s signature page to this Agreement. The Closing shall take place at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 399 Park Avenue, New York, New York 10022, on the Closing Date or at such other location or time as the parties may agree (the “Closing”). “Closing Date” means the business day on which all of the conditions set forth in Sections G.1 and G.2 hereof are satisfied or waived, or such other date as the parties may agree.

At the Closing, each Purchaser shall deliver or cause to be delivered to the Company the aggregate purchase price by wire transfer in same day funds to the account designated by the Company on Schedule A(2) attached hereto, for the Securities to be purchased by such Purchaser as set forth on the signature page of such Purchaser hereto (the “Investment Amount”).

The Securities to be issued to a Purchaser hereunder shall consist of (i) Shares in an amount equal to the quotient of (x) the Investment Amount, divided by (y) the Offering Price (as defined below), rounded down to the nearest whole number, and (ii) a Warrant to purchase such number of Common Shares to be determined based on a ratio of one (1) Warrant for every one (1) Common Share purchased hereunder rounded down to the nearest whole number. The Company shall allocate the Investment Amount between the Shares and the Warrants prior to the Closing and provide notice to the Purchasers of such allocation. For purposes of this Agreement, the “Offering Price” shall be $4.75, which shall be the price per Share to be paid by the Purchasers. Schedule A(3), attached hereto, is a complete and accurate list of all Purchasers indicating the investment amount and the number of Shares and Warrants for each Purchaser respectively.

At the Closing, (x) (i) the Company shall issue to each Purchaser stock certificates representing the Common Shares purchased at the Closing under this Agreement, registered in the name of such Purchaser; (ii) the Company shall issue to each Purchaser a Warrant to purchase such number of Common Shares calculated based on the number of Common Shares issued at Closing and in accordance with Paragraph (3) above and listed on such Purchaser’s signature page to this Agreement; and (iii) the Company shall deliver to the Purchasers and to Robert W. Baird & Co. Incorporated as the lead placement agent for the Offering (the “Lead Agent”), and to Roth Capital Partners, LLC as the co-placement agent for the Offering (the “Co-Agent”), collectively known as the placement agents (the “Placement Agents”), the following:

a certificate stating that the representations and warranties made by the Company in Section C of this Agreement were true and correct in all material respects when made and are true and correct in all material respects on the date of the Closing (in each case, other than those representations and warranties qualified by materiality or Material Adverse Effect (as defined below), which shall be true and correct in all respects) relating to the Securities purchased pursuant to this Agreement as though made on and as of such Closing Date (provided, however, that representations and warranties that speak as of a specific date shall continue to be true and correct as of the Closing with respect to such date)

an opinion of Calfee, Halter & Griswold LLP in the form of Exhibit A hereto.

the Irrevocable Transfer Agent Instructions, in the form of Exhibit B attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

for the Company and each of its operating Subsidiaries that are incorporated or organized under the laws of a state of the United States of America, a certificate evidencing the incorporation and good standing from such corporation’s state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the Closing Date.

a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section C(4) as adopted by the Company’s Board of Directors in a form reasonably acceptable to such Purchaser, (ii) the Articles of Incorporation and (iii) the Code of Regulations, each as in effect at the Closing, in the form attached hereto as Exhibit C.

The obligations of the Company described in the foregoing clauses (i) through (iii) shall be conditions precedent to each Purchaser’s obligation to complete the purchase of the Securities as contemplated by this Agreement.

Each Purchaser acknowledges and agrees that the purchase of Securities by such Purchaser pursuant to the Offering is subject to all the terms and conditions set forth in this Agreement.

1.	Representations and Warranties of the Purchaser

Each Purchaser, severally and not jointly, hereby represents and warrants to the Company as of the date hereof and as of the Closing Date, and agrees with the Company as follows:

The Purchaser has carefully read this Agreement and the form of Warrant attached hereto as Exhibit D, and is familiar with and understands the terms of the Offering. The Purchaser has also carefully read and considered the Company’s (a) Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the “2005 Form 10-K”), including, without limitation, the financial statements included therein and the sections therein entitled “Item 1. Business,” “Item 1A. Risk Factors”, and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” (b) Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006, including, without limitation, the subsections of such Form 10-Q entitled “Part I — Item 1. Financial Statements,” “Part I — Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Part II – Item 1A. Risk Factors,” (c) Current Reports on Form 8-K filed on February 17, 2006, May 1, 2006, May 10, 2006, August 11, 2006, September 7, 2006, October 10, 2006, November 13, 2006 and February 22, 2007, respectively and (d) Definitive Proxy Statement on Schedule 14A filed on April 28, 2006 (collectively, the items identified in subclauses (a) through (d) are referred to herein as the “2006 SEC Filings”). In addition, the Purchaser has read and is familiar with the Company’s unaudited financial statements for the quarter and year ended December 31, 2006 contained in the Company’s Current Report on Form 8-K filed February 22, 2007 (the “Q4 Financials”), along with other information provided by the Company (this Agreement, the form of Warrant, the Transfer Agent Instructions and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement are, collectively, referred to herein as the “Offering Documents”). The Purchaser fully understands all of the risks related to the purchase of the Securities. The Purchaser has carefully considered and has discussed with the Purchaser’s professional legal, tax, accounting and financial advisors, to the extent the Purchaser has deemed necessary, the suitability of an investment in the Securities for the Purchaser’s particular tax and financial situation and has determined that the Securities being purchased by the Purchaser are a suitable investment for the Purchaser. The Purchaser recognizes that an investment in the Securities involves substantial risks, including the possible loss of the entire amount of such investment. The Purchaser further recognizes that the Company has broad discretion concerning the use and application of the proceeds from the Offering.

The Purchaser acknowledges that (i) the Purchaser has had the opportunity to request copies of any documents, records, and books pertaining to this investment and (ii) any such documents, records and books that the Purchaser requested have been made available for inspection by the Purchaser, the Purchaser’s attorney, accountant or other advisor(s). The Purchaser has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Securities.

The Purchaser and the Purchaser’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from representatives of the Company or persons acting on behalf of the Company concerning the Company, the Offering and the Securities and all such questions have been answered to the full satisfaction of the Purchaser.

Authority; Natural Person Purchaser. If the Purchaser is a natural person, the Purchaser has reached the age of majority in the state in which the Purchaser resides. The Purchaser has adequate means of providing for the Purchaser’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and can afford a complete loss of such investment.

Experience of the Purchaser. The Purchaser has sufficient knowledge and experience in financial, tax and business matters to enable the Purchaser to utilize the information made available to the Purchaser in connection with the Offering, to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect to an investment in the Securities on the terms described in the Offering Documents. The Purchaser has independently evaluated the merits and risks of its decision to purchase Securities pursuant to the Offering Documents, and the Purchaser confirms that it has not relied on the advice of the Company’s or any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser has not relied on the business or legal advice of the Placement Agents, or any of their respective agents, counsel or affiliates in making its investment decision hereunder, and confirms that none of such persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Offering Documents.

Investment Intent. The Purchaser will not sell or otherwise transfer the Securities without registration under the Securities Act and applicable state securities laws or an applicable exemption therefrom. The Purchaser acknowledges that neither the offer nor sale of the Securities has been registered under the Securities Act or under the securities laws of any state. The Purchaser represents and warrants that the Purchaser is acquiring the Securities for the Purchaser’s own account, for investment purposes and not with a view toward resale or distribution within the meaning of the Securities Act, except pursuant to sales registered or exempted under the Securities Act. The Purchaser is acquiring the Securities in the ordinary course of business. The Purchaser has not offered or sold, the Securities being acquired nor does the Purchaser have any present intention of selling, distributing or otherwise disposing of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstances in violation of the Securities Act. The Purchaser is aware that (i) the Securities are not currently eligible for sale in reliance upon Rule 144 promulgated under the Securities Act and (ii) the Company has no obligation to register the Securities purchased hereunder, except as provided in Section E hereof. By making these representations herein, the Purchaser is not making any representation or agreement to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an available exemption to the registration requirements of the Securities Act.

Transfer Restrictions. The Purchaser understands that except as provided in Section E hereof: (i) The Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Purchaser shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Purchaser provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act, as amended, (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission (the “SEC”), thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan secured by the Securities to a financial institution that is an “accredited investor” under Rule 501(a) under the Securities Act. Such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Purchaser effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Offering Document, including, without limitation, this Section (B)(8); provided, that in order to make any sale, transfer or assignment of Securities, the Purchaser and its pledgee makes such disposition in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

Legend. The Purchaser acknowledges that the certificates representing the Shares, the Warrants and, upon the exercise of the Warrants, the Common Shares issuable upon exercise of the Warrants (the “Warrant Shares”), shall bear any legend required by the securities laws of any state and be stamped or otherwise imprinted with a legend substantially in the following form:

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”), if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel reasonably satisfactory to the Company, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act and that such legend is no longer required, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A, and such holder delivers the legended Securities to the Company or the Company’s transfer agent. If the Company shall fail for any reason or for no reason to issue to the holder of the Securities within three (3) Trading Days (as defined below) (after the occurrence of any of (i) through (iii) above, a certificate without such legend to the holder or to issue such Securities to such holder by electronic delivery at the applicable balance account at DTC, and if on or after such Trading Day the holder purchases (in an open market transaction or otherwise) Common Shares to deliver in satisfaction of a sale by the holder of such Securities that the holder anticipated receiving without legend from the Company (a “Buy-In”), then the Company shall, within three (3) Business Days after the holder’s request and in the holder’s discretion, either (i) pay cash to the holder in an amount equal to the holder’s total purchase price (including brokerage commissions, if any) for the Common Shares so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such unlegended Securities shall terminate, or (ii) promptly honor its obligation to deliver to the holder such unlegended Securities as provided above and pay cash to the holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Common Shares, times (B) the Closing Bid Price (as defined in the Warrant) on the date of exercise.

Authority; Entity Purchaser. If this Agreement is executed and delivered on behalf of a partnership, corporation, trust, estate or other entity: (i) such partnership, corporation, trust, estate or other entity is duly organized and validly existing and has the full legal right and power and all authority and approval required (a) to execute and deliver this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust, estate or other entity in connection with the purchase of its Securities, and (b) to purchase and hold such Securities; (ii) the signature of the party signing on behalf of such partnership, corporation, trust, estate or other entity is binding upon such partnership, corporation, trust, estate or other entity; and (iii) such partnership, corporation, trust or other entity has not been formed for the specific purpose of acquiring such Securities, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information to the Company substantiating such individual qualification.

Authority; Retirement Plan Purchaser. If the Purchaser is a retirement plan or is investing on behalf of a retirement plan, the Purchaser acknowledges that an investment in the Securities poses additional risks, including the inability to use losses generated by an investment in the Securities to offset taxable income.

Purchaser Questionnaire. The information contained in the purchaser questionnaire in the form of Exhibit E attached hereto (the “Purchaser Questionnaire”) delivered by the Purchaser in connection with this Agreement is complete and accurate in all material respects as of the date hereof and as of the Closing. The Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act on the basis indicated therein and is a resident of the jurisdiction set forth therein. The Purchaser is not required to be a registered broker-dealer under Section 15 of the Exchange Act. The information contained in the selling shareholder questionnaire in the form of Exhibit F attached hereto (the “Selling Shareholder Questionnaire”) delivered by the Purchaser in connection with this Agreement is complete and accurate in all material respects. The Purchaser will notify the Company promptly of any changes in any such information contained in such Purchaser’s Selling Shareholder Questionnaire until such time as the Purchaser has sold all of its Securities or until the Company is no longer required to keep the Registration Statement effective, except to the extent that such changed information is not required under the Securities Act to be disclosed in an amendment or supplement to the Registration Statement.

The Purchaser acknowledges that the Company will have the authority to issue Common Shares, in excess of those being issued in connection with the Offering, and that the Company may issue additional Common Shares from time to time. The issuance of additional Common Shares may cause dilution of the existing Common Shares and a decrease in the market price of such existing shares.

Placement Agent Acknowledgement. The Purchaser acknowledges that the Company has engaged the Placement Agents in connection with the Offering and, as consideration for its services, has agreed to pay the Lead Agent an aggregate cash commission equal to 5.2% of the gross proceeds resulting from the Offering, and the Co-Agent an aggregate cash commission equal to 1.3% of the gross proceeds resulting from the Offering, and to reimburse the Placement Agents for certain of their expenses incurred in connection with the Offering, and to issue warrants (the “Placement Agent Warrants”) to purchase an aggregate number of Common Shares equal to 1.5% of the aggregate Shares sold in the Offering. The Placement Agent Warrants will have a term of five years and will be exercisable at a price equal to $6.00.

Private Placement Exemption Reliance. The Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

No Governmental Endorsement or Approval. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

Compliance with Law. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and shall constitute the legal, valid and binding obligations of such Purchaser enforceable against the Purchaser in accordance its terms.

No Conflicts. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Purchaser; or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder.

No Control Share Purchase Intent. The purchase by the Purchaser of the Securities issuable to it at the Closing will not result in such Purchaser (individually or together with any other Person with whom such Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the SEC involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 9.99% of the outstanding Common Shares or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred. As of the Closing Date, such Purchaser does not presently intend to, alone or together with others, make a public filing with the SEC to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of the Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 9.99% of the outstanding Common Shares or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred.

Brokers. Other than fees payable to the Placement Agents by the Company, the Purchaser has not entered into any agreement or arrangement that would entitle any broker or finder to compensation by the Company in connection with the sale of the Securities to such Purchaser.

Short Sales. Other than the transactions contemplated hereunder, the Purchaser has not, directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any disposition, including Short Sales, in the securities of the Company since the earlier of the time that such Purchaser became aware of or was first contacted by the Company or the Placement Agents regarding an investment in the Company (such time, the “Discussion Time”). Such Purchaser covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect share pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers. Each Purchaser understands and acknowledges, that the SEC currently takes the position that coverage of Short Sales “against the box” prior to the Effective Date of the Registration Statement is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing, in the case of a Purchaser that is a multimanaged investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets, the representation and covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this agreement.

2.	Representations and Warranties of the Company

The Company hereby makes the following representations and warranties, as of the date hereof and as of the Closing Date, to the Purchasers:

Organization, Good Standing and Qualification. Each of the Company and its "Subsidiaries” (which for purposes of this Agreement means any entity (i) in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest and (ii) which has operations and material assets) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby and the other Offering Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Offering Documents (as defined below). The Company has no Subsidiaries except as set forth on Schedule C(1) attached hereto.

Capitalization. The authorized capital stock of the Company consists of 25,000,000 Common Shares and 1,000,000 serial preferred shares, no par value per share. As of February 28, 2007, there were 11,576,115 Common Shares and no preferred shares issued and outstanding. As of February 28, 2007, the Company had reserved (i) 1,997,701 Common Shares for issuance to employees, directors and consultants pursuant to the Company’s Amended and Restated 1994 Directors’ Share Option Plan, Amended and Restated 1996 Outside Directors’ Stock Option Plan, as amended, Amended and Restated Outside Director Stock Option Plan, Amended and Restated 1996 Key Employees’ and Consultants Stock Option Plan and 2005 Omnibus Equity Plan, of which 1,338,651 Common Shares are subject to outstanding, unexercised options as of such date, and which include options to purchase 367,099 Common Shares that are not expected to be issued in the future, and (ii) 157,079 Common Shares for issuance pursuant to other outstanding options and warrants to purchase Common Shares. Other than the Placement Agent Warrants and as otherwise set forth above or as contemplated in this Agreement, (a) there are no other options, warrants, calls, rights, commitments or agreements of any character to which the Company or any of its Subsidiaries is a party or by which either the Company or any of its Subsidiaries or any of its Subsidiaries is bound or obligating the Company or any of its Subsidiaries to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or any of its Subsidiaries or obligating the Company or any of its Subsidiaries to grant, extend or enter into any such option, warrant, call, right, commitment or agreement and (b) the issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights, rights of first refusal or other similar rights on behalf of any person.

Issuance; Reservation of Shares. The issuance of the Shares has been duly and validly authorized by all necessary corporate action and no further action is required by the Company or its shareholders in connection therewith. The Shares, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and non-assessable Common Shares of the Company. The issuance of the Warrants and the Warrant Shares have been duly and validly authorized by all necessary corporate action and no further action is required by the Company or its shareholders in connection therewith. The Warrant Shares, when issued and paid for upon the due exercise of the Warrants, will be validly issued, fully paid and non assessable Common Shares of the Company. The issuance of the Securities and the Warrant Shares will not result in the right of any holder of any securities of the Company to adjust the exercise, conversion, exchange or reset price under such securities. The Company has reserved, and will reserve, at all times that the Warrants remain outstanding, such number of Common Shares sufficient to enable the full exercise of the Warrants.

Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company has been taken and no further action is required by the Company or its shareholders in connection therewith. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

No Conflict; Governmental and Other Consents.

The execution and delivery by the Company of this Agreement and the Warrants and the consummation of the transactions contemplated hereby and thereby will not (i) result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company or any of its Subsidiaries is bound (including federal and state securities laws and regulations and the rules and regulations of the Nasdaq Capital Market (“Nasdaq”)), or (ii) result in the violation of any provision of the Articles of Incorporation or Code of Regulations of the Company or any of its Subsidiaries, and will not conflict with, or (iii) result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under or give to others any rights of termination, amendment, acceleration or cancellation of, any material lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company or any of its Subsidiaries, except in the case of clauses (i) and (iii) to the extent that any such violation, conflict, default or breach would not be reasonably likely to have a Material Adverse Effect. No holder of any of the securities of the Company or any of its Subsidiaries has any rights (“demand,” “piggyback” or otherwise) to have such securities registered by reason of the intention to file, filing or effectiveness of a Registration Statement (as defined in Section E hereof), other than (i) those filed by the Company under the Securities Act on Form S-3 (SEC File No. 333-121993); (ii) that certain Registration Rights Agreement, dated February 13, 2006, between the Company and the individuals listed on Exhibit A attached thereto, (iii) the registration rights of the other Purchasers purchasing Securities in the Offering; and (iv) the registration rights of the Placement Agents provided in the Placement Agent Warrants. The Company is eligible to register its Shares and Common Shares issuable upon exercise of the Warrants for resale by the Purchasers on Form S-3 promulgated under the Securities Act.

Subject to the accuracy of the representations and warranties of each Purchaser party hereto, no consent, approval, authorization or other order of any governmental authority or other third-party is required to be obtained by the Company or any of its Subsidiaries in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Securities, except such pre-Closing filings which may have to be made with certain state authorities and such post-Closing filings as may be required to be made with the SEC, and with any state or foreign blue sky or securities regulatory authority. The Company is not in violation of the listing requirements of Nasdaq in any material respect and has not received any notice from Nasdaq asserting any non-compliance which has not been resolved prior to the date of this Agreement.

Litigation. Except as disclosed in the SEC Reports, there are no pending or, to the Company’s knowledge, threatened legal or governmental proceedings against the Company or any of its Subsidiaries or any of their respective officers or directors, which, if adversely determined, would individually or in the aggregate be reasonably likely to have a Material Adverse Effect on the Company. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body (including, without limitation, the SEC or Nasdaq) pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective officers or directors, wherein an unfavorable decision, ruling or finding could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement. Neither the Company nor any Subsidiary, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, except as specifically disclosed in the SEC Reports. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

Accuracy of Reports. All reports required to be filed or furnished by the Company during the two years preceding the date hereof (the “SEC Reports”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), have been timely filed or furnished with the SEC, complied at the time of filing or furnishing in all material respects with the requirements of their respective forms and, except to the extent any such SEC Report has been updated or superseded prior to the date of this Agreement by any subsequently filed or furnished report, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statements of a material fact nor omitted to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Company has delivered to the Purchaser or its representatives true, correct and complete copies of any SEC Documents requested by Purchaser not available on the EDGAR system. None of the statements made in any such SEC Report is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings made prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Reports complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto in effect as of the time of filing.

Financial Information. The Company’s financial statements that appear in the SEC Reports were been prepared in accordance with United States generally accepted accounting principles (“GAAP”), except in the case of unaudited statements, as permitted by Form 10-Q of the SEC or as may be indicated therein or in the notes thereto, applied on a consistent basis throughout the periods indicated and such financial statements fairly present in all material respects the financial condition and results of operations and cash flows of the Company as of the dates and for the periods indicated therein (subject, in the case of unaudited statements, to normal year-end audit adjustments).

Accounting and Disclosure Controls. The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Except as disclosed in the SEC Reports, the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting. The Company and each of its Subsidiaries maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

Sarbanes-Oxley Act of 2002. The Company is in compliance with all applicable material provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or is implementing the provisions thereof that are in effect and is taking reasonable steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act of 2002 not currently in effect upon the effectiveness of such provisions.

Absence of Certain Changes. Since the date of the Company’s financial statements in the latest of the SEC Reports, (i) there has not occurred any undisclosed event that individually or in the aggregate has caused a Material Adverse Effect or any occurrence, circumstance or combination thereof that reasonably would be likely to result in a Material Adverse Effect, (ii) neither the Company nor any of its Subsidiaries have incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business and (B) liabilities that would not be required to be reflected in the Company’s financial statements pursuant to GAAP or that would not be required to be disclosed in filings made with the Commission, (iii) neither the Company nor any of its Subsidiaries have (A) declared or paid any dividends, (B) amended or changed the Articles of Incorporation or Code of Regulations of the Company or its Subsidiaries, or (C) altered its method of accounting or the identity of its auditors and (iv) made a material change in officer compensation except in the ordinary course of business consistent with past practice.

Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

Subsidiaries. The Company has no direct or indirect Subsidiaries other than as specified in the SEC Reports. The Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued, fully paid and non-assessable (where such concepts are legally applicable) and free of preemptive and similar rights.

Certain Fees. Other than fees payable to the Placement Agents (for which the Company shall be responsible), no brokers’, finders’ or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement.

Material Agreements. All material agreements to which the Company or any of its Subsidiaries is a party or to which its property or assets are subject that are required to be filed as exhibits to the SEC Reports under Item 601 of Regulation S-K are included as part of, or specifically identified in, the SEC Reports. Neither the Company nor any of its Subsidiaries have received any notice of default by the Company or any of its Subsidiaries, and, to the Company’s knowledge, neither the Company nor any of its Subsidiaries is in default under, any such material agreement now in effect, the result of which would individually or in the aggregate be reasonably likely to have a Material Adverse Effect.

Transactions with Affiliates. Except as set forth in the SEC Reports, none of the officers, directors or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

Taxes. The Company and each of its Subsidiaries (i) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

Insurance. The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary in the businesses in which the Company and its Subsidiaries is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without an increase in cost significantly greater than general increases in cost experienced for similar companies in similar industries with respect to similar coverage.

Intellectual Property Rights and Licenses. Except as set forth on Schedule C(19), and except as disclosed in SEC Reports, the Company and its Subsidiaries owns or possesses adequate licenses to use, any and all information, know-how, trade secrets, patents, copyrights, trademarks, service marks, trade names, domain names, software, formulae, methods, processes and other intangible properties that are of a such nature and significance to the business of the Company and its Subsidiaries (“Intangible Rights”). Except as disclosed in the SEC Reports, neither the Company nor any of its Subsidiaries have received any notice that it is in conflict with or infringing upon the asserted intellectual property rights of others in connection with the Intangible Rights, and, to the Company’s knowledge, neither the use of the Intangible Rights nor the operation of the Company’s or any of its Subsidiary’s businesses is infringing or has infringed upon any intellectual property rights of others. All payments have been duly made that are necessary to maintain the Intangible Rights in force. No claims have been made, and to the Company’s knowledge, no claims are threatened, that challenge the validity or scope of any material Intangible Right of the Company or any of its Subsidiaries. The Company and each of its Subsidiaries have taken reasonable steps to obtain and maintain in force all licenses and other permissions under Intangible Rights of third parties necessary to conduct their businesses as heretofore conducted by them, and now being conducted by them, and the Company and each of its Subsidiaries are not or have not been in material breach of any such license or other permission.

Compliance with Law; Foreign Corrupt Practices. The Company and each of its Subsidiaries is in compliance with all applicable laws, except for such noncompliance that individually or in the aggregate would not reasonably be likely to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have received any notice of, nor does the Company have any knowledge of, any violation (or of any investigation, inspection, audit or other proceeding by any governmental entity involving allegations of any violation) of any applicable law involving or related to the Company or any of its Subsidiaries which has not been dismissed or otherwise disposed of that individually or in the aggregate would be reasonably likely to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have received notice or otherwise have any knowledge that the Company is charged with, threatened with or under investigation with respect to, any violation of any applicable law that individually or in the aggregate would reasonably be likely to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any employee or agent of the Company or any Subsidiary has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

Ownership of Property. Except as set forth in the Company’s financial statements included in the SEC Reports, the Company and each of its Subsidiaries has (i) good and marketable fee simple title to its owned real property, if any, free and clear of all liens, except for liens which do not individually or in the aggregate have a Material Adverse Effect; (ii) a valid leasehold interest in all leased real property, and each of such leases is valid and enforceable in accordance with its terms (subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy), except as would not be reasonably likely to have a Material Adverse Effect; and (iii) good title to, or valid leasehold interests in, all of its other material properties and assets free and clear of all liens, except for liens disclosed in the SEC Reports or which otherwise do not individually or in the aggregate have a Material Adverse Effect.

No Integrated Offering. None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings.

No General Solicitation. Neither the Company nor its Subsidiaries, nor, to the Company’s knowledge, any person acting on behalf of the Company or any of its Subsidiaries, has offered or sold any of the Securities by any form of “general solicitation” within the meaning of Rule 502 under the Securities Act. To the Company’s knowledge, no person acting on its behalf has offered the Securities for sale other than to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

No Registration. Subject to the accuracy of the representations and warranties made by, and compliance with the covenants of, the Purchasers in Section B hereof, no registration of the Securities under the Securities Act is required in connection with the offer and sale of the Securities by the Company to the Purchasers pursuant to this Agreement.

No Brokers. Except with respect to the Placement Agreements, neither the Company nor any Subsidiary of the Company has taken action that would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments in connection with the transactions contemplated by this Agreement and neither the Company nor any of the Subsidiaries has incurred, or shall incur, directly or indirectly, any liability for any claim for brokerage commissions, finder’s fees or similar payments in connection with this Agreement or the Offering Documents or any transaction contemplated hereby or thereby. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for persons engaged by any Purchaser or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim.

Application of Takeover Protections. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation or the laws of the State of Ohio which is or could become applicable to any Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Purchaser’s ownership of the Securities.

Solvency. Based on the financial condition of the Company as of the Closing Date (and assuming the Closing shall have occurred), (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Purchaser hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

Environmental Matters. The Company and its Subsidiaries have obtained, or have applied for, and areor in compliance with and in good standing under all permits required under Environmental Laws (except for such failures that individually or in the aggregate would not be reasonably likely to have a Material Adverse Effect) and the Company has no knowledge of any proceedings to substantially modify or to revoke any such permit. There are no investigations, proceedings or litigation pending or, to the Company’s knowledge, threatened against the Company or any of the Company’s facilities or any Subsidiary of the Company relating to Environmental Laws or Hazardous Substances. “Environmental Laws” shall mean all federal, national, state, regional and local laws, statutes, ordinances and regulations, in each case as amended or supplemented from time to time, and any judicial or administrative interpretation thereof, including orders, consent decrees or judgments relating to the regulation and protection of human health, safety, the environment and natural resources.

Disclosure. To the Company’s knowledge, no material event or circumstance has occurred or information exists with respect to the Company or its business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their respective agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any Subsidiary or either of its or their respective business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company’s reports filed under the Exchange Act of 1934, as amended, are being incorporated into an effective registration statement filed by the Company under the Securities Act).

Acknowledgment Regarding Purchaser’s Purchase of Securities. The Company acknowledges and agrees that no Purchaser is (i) an officer or director of the Company, (ii) an “affiliate” of the Company (as defined in Rule 144) or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the Common Shares (as defined for purposes of Rule 13d-3 of the Exchange Act). The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Offering Documents and the transactions contemplated hereby and thereby, and any advice given by a Purchaser or any of its representatives or agents in connection with the Offering Documents and the transactions contemplated hereby and thereby is merely incidental to such Purchaser’s purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into the Offering Documents has been based solely on the independent evaluation by the Company and its representatives.

Employee Relations. (i) The Company is not a party to any collective bargaining agreement and, to its knowledge, its employees are not union members. The Company believes that its relations with its employees are good. No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. No executive officer of the Company, to the knowledge of the Company, is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant relating to such executive officer’s employment with the Company, and the continued employment of each such executive officer does not, to the knowledge of the Company, subject the Company to any liability with respect to any of the foregoing matters.

(ii) The Company is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and

(iii) No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any employees of the Company.

Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) other than the Placement Agents, sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) other than the Lead Agent and Co-Agent paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

No Undisclosed Events, Liabilities, Developments or Circumstances. No material event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Shares and which has not been publicly announced.

3.	[Intentionally Omitted]

4.	Registration Rights

Certain Definitions. For purposes of this Section E, the following terms shall have the meanings ascribed to them below.

"Effective Date” means the date the Registration Statement has been declared effective by the SEC.

"Investor” means a Purchaser or any transferee or assignee thereof to whom a Purchaser assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section H(13) and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section H(13).

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the Offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” shall mean any Shares and Warrant Shares issued or issuable pursuant to the Offering Documents together with any Securities issued or issuable upon any stock split, dividend or other distribution, adjustment, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means the registration statement required to be filed under this Section E, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

"Required Holders” means the holders of at least a majority of the Registrable Securities.

Registration Statement.

The Company shall use its reasonable best efforts to prepare and file with the SEC a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act on or prior to the 30th day following the Closing (such date of actual filing, the “Filing Date”). The Registration Statement shall be on Form S-3 (or on such other form appropriate for such purpose) and shall contain (except if otherwise directed by the Investors a “Plan of Distribution” substantially in the form attached hereto as Exhibit G. Each Investor will furnish to the Company, at the Closing, a completed Selling Shareholder Questionnaire and agrees to promptly update such questionnaire in order to make the information previously furnished to the Company such Purchaser not materially misleading and deliver such updated questionnaire to the Company. By 9:30 am Eastern time on the business day following the date on which the Registration Statement is declared effective by the SEC, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective by the SEC on or prior to the 90th day following the Closing or on the 120th day following the Closing in the event that the SEC has reviewed the Registration Statement (such date, the “Effectiveness Deadline”), and shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the earliest of (i) the second anniversary of the effective date of the Registration Statement, (ii) the date when all Registrable Securities are eligible for resale under Rule 144(k) of the Securities Act or (iii) the date when all Registrable Securities covered by such Registration Statement have been sold (the “Effectiveness Period”).

The Company shall request effectiveness of the Registration Statement (and any post-effective amendments thereto) within five (5) business days following the Company’s receipt of notice from the SEC that the Registration Statement will not be reviewed by the SEC or that the SEC has completed its review of such Registration Statement and has no further comments.

If (i) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the Filing Date (a “Filing Failure”) or (B) not declared effective by the SEC on or before the Effectiveness Deadline (an “Effectiveness Failure”) or (ii) on any day after the Effective Date sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined below) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register a sufficient number of Common Shares) (a “Maintenance Failure”) then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying Common Shares (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one percent (1.0%) of the aggregate Purchase Price of such Investor’s Registrable Securities included in such Registration Statement on each of the following dates: (i) the day of a Filing Failure and on every thirtieth day (pro rated for periods totaling less than thirty (30) days) thereafter until such Filing Failure is cured; (ii) the day of an Effectiveness Failure and on every thirtieth day (pro rated for periods totaling less than thirty (30) days) thereafter until such Effectiveness Failure is cured; and (iii) the initial day of a Maintenance Failure and on every thirtieth day (pro rated for periods totaling less than thirty (30) days) thereafter until such Maintenance Failure is cured. The payments to which a holder shall be entitled pursuant to this Section E(2)(d) are referred to herein as "Registration Delay Payments.” Registration Delay Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Registration Delay Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full. Notwithstanding anything herein or in the Securities Purchase Agreement to the contrary, in no event shall the aggregate amount of Registration Delay Payments (other than Registration Delay Payments payable pursuant to events that are within the control of the Company) exceed, in the aggregate, 10% of the aggregate Purchase Price of the Shares.

Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(i) prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to the Registration Statement or any amendment thereto.

Notify the Placement Agents and the Investors as promptly as reasonably possible, and (if reasonably requested by the Lead Agent) confirm such notice in writing, of any of the following events: (i) the SEC notifies the Company whether there will be a “review” of the Registration Statement; (ii) if the SEC issues any stop order suspending the effectiveness of the Registration Statement or initiates any action, claim, suit, investigation or proceeding (a “Proceeding”) for that purpose; (iii) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (iv) the financial statements included in the Registration Statement become ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to the Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company shall not intentionally include any material non-public information in any notice provided to any Investor under this Section E(3)(b).

Use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment; provided, however, that the Company may suspend sales pursuant to the Registration Statement for a period of up to thirty (30) days (unless the holders of at least 60 percent of the then-eligible Registrable Securities consisting of outstanding Common Shares consent in writing to a longer delay of up to an additional thirty (30) days) no more than once in any twelve-month period (an “Allowable Grace Period”) if the Company furnishes to the holders of the Registrable Securities a certificate signed by the Company’s Chief Executive Officer stating that in the good faith judgment of the Company’s Board of Directors, (i) the offering could reasonably be expected to interfere in any material respect with any acquisition, corporate reorganization or other material transaction under consideration by the Company or (ii) there is some other material development relating to the operations or condition (financial or other) of the Company that has not been disclosed to the general public and as to which it is in the Company’s best interests not to disclose such development; provided further, however, that the Company may not so suspend sales more than once in any calendar year without the written consent of the holders of at least a majority of the then-eligible Registrable Securities consisting of outstanding Common Shares.

Deliver to each Investor, which delivery may be made electronically, by the business day after the date first available, without charge, such reasonable number of copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Investors may reasonably request.

To the extent required by law, prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Investors in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Investor requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required for any such purpose to (i) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not be otherwise required to qualify but for the requirements of this Paragraph (3)(e), or (ii) subject itself to taxation.

Comply in all material respects with all applicable rules and regulations of the SEC and the principal stock exchange or market on which the Common Shares is then listed or eligible for trading.

The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline. By 9:30 am on the Business Day following the Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

The Required Holders shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section E (“Legal Counsel”), which shall be Schulte Roth & Zabel LLP or such other counsel as thereafter designated by the Required Holders. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company’s obligations under this Agreement.

In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Required Holders and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

If any Investor is required under applicable securities law to be described in the Registration Statement as an underwriter, at the reasonable request of such Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

If any Investor is required under applicable securities law to be described in the Registration Statement as an underwriter, upon the written request of any Investor in connection with any Investor’s due diligence requirements, if any, the Company shall make available for inspection by (i) any Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other Offering Document. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

If requested by an Investor, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of a Registration Statement.

Within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit H.

Registration Expenses. The Company shall pay all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, in connection with applicable state securities or “Blue Sky” laws and to Nasdaq, (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing copies of Prospectuses reasonably requested by the Investors), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company and (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, each Investor shall pay any and all costs, fees, discounts or commissions attributable to the sale of its respective Registrable Securities.

Indemnification.

Indemnification by the Company. The Company agrees to indemnify and hold harmless each Investor and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”), from and against any losses, claims, damages or liabilities (collectively, “Losses”) to which they may become subject (under the Securities Act or otherwise) insofar as such Losses (or actions or proceedings in respect thereof) arise out of, or are based upon, (a) any material misrepresentation or breach of any representation or warranty (or, with respect to any representation or warranty qualified by “materiality” or Material Adverse Effect, any misrepresentation or breach of such representation or warranty) made by the Company in the Offering Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Offering Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Offering Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) the status of such Investor or holder of the Securities as an investor in the Company, (iv) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will, as incurred, reimburse the Indemnitees for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such Loss arises out of, or is based upon, an untrue statement or omission or alleged untrue statement or omission made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnitees specifically for use in preparation of the Registration Statement.

Indemnification by Investors. Each Investor, severally and not jointly, agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who signs the Registration Statement and each director of the Company), from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case, on the effective date thereof, if, and to the extent, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of such Investor specifically for use in preparation of the Registration Statement, and such Investor will reimburse the Company (and each of its officers, directors or controlling persons) for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that in no event shall any indemnity under this Paragraph 5(b) be greater in amount than the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement and (ii) the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission or alleged untrue statement or omission) received by such Investor upon the sale of such Registrable Securities.

Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall be entitled to participate therein, and to the extent that it shall wish, assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof. After notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense thereof, such Indemnifying Party shall not be liable to such Indemnified Party for any legal expenses subsequently incurred by Indemnified Party in connection with the defense thereof. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties. If there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the Indemnified Party for the same counsel to represent both the Indemnified Party and such Indemnifying Party or any affiliate or associate thereof, the Indemnified Party shall be entitled to retain its own counsel at the expense of such Indemnifying Party; provided, further, that no Indemnifying Party shall be responsible for the fees and expense of more than one separate counsel for all Indemnified Parties. The Indemnifying Party shall not settle an action without the consent of the Indemnified Party, which consent shall not be unreasonably withheld, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten trading days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such reasonable fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

Contribution. If a claim for indemnification under Paragraph (5)(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Paragraph (5)(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Paragraph 5(d) was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph (5)(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Paragraph (5)(d), no Investor or holder of Placement Agent Warrants shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor or holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Investor or holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Dispositions. Each Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Purchaser further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Paragraphs (3)(b), such Purchaser or holder will discontinue disposition of such Registrable Securities under the Registration Statement until such Purchaser’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement, or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

Piggy-Back Registrations. If at any time during the Effectiveness Period, other than any suspension period referred to in Paragraph (3)(f), there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Purchaser written notice of such determination and if, within fifteen (15) days after receipt of such notice, any such Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities not already covered by an effective Registration Statement such Purchaser requests to be registered provided, however, that (A) if such registration involves an underwritten public offering, the Purchasers requesting the registration must sell their Registrable Securities to the underwriters on the same terms and conditions as apply to the Company and (B) if, at any time after giving written notice of its intention to register any Registrable Securities pursuant to this Paragraph 7 and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Registrable Securities, the Company shall give written notice to the Purchasers and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. The Company’s obligations under this Paragraph 7 shall terminate on the date that the Registration Statement to be filed in accordance with this Paragraph 7 is declared effective by the Commission.

If a registration pursuant to this Paragraph 7 involves an underwritten public offering and the managing underwriter thereof advises the Company that, in its view, the number of Common Shares proposed to be included in such registration exceeds the largest number of Common Shares that can be sold without having an adverse effect on such public offering (the “Maximum Offering Size”), the Company will include in such registration only that number of Common Shares which does not cause the Maximum Offering Size to be exceeded, in the following order of priorities: (i) first, all securities the Company proposes to sell for its own account, (ii) second, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the registration statement by reason of demand registration rights, and (iii) third, the securities requested to be registered by other holders of securities entitled to participate in the registration (including the Purchasers pursuant hereto), drawn from them pro-rata based on the number of shares each has requested to be included in such registration.

If as a result of the proration provisions of this Paragraph 7, the Purchasers are not entitled to include all such Registrable Securities in such registration, such Purchasers may elect to withdraw their request to include any Registrable Securities in such registration.

Notwithstanding the foregoing, the Company shall have no obligations under this Paragraph 7 hereof at any time that such Registrable Securities are the subject of an effective registration statement.

Rule 144. Until such time as the Registrable Securities are eligible for resale pursuant to Rule 144(k) under the Securities Act, the Company agrees with each holder of Registrable Securities to:

comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements); and

furnish to any holder of Registrable Securities upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c) and the reporting requirements of the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the SEC allowing it to sell any such securities without registration.

5.	Covenants of the Company

Not later than 8:30 a.m. Eastern time on the business day following the date this Agreement is entered into, the Company shall make a public announcement of the execution of this Agreement by filing with the SEC a Current Report on Form 8-K and issuing a press release, with such public announcement complying with the safe harbor provisions of Rule 135c of the Securities Act.

Not later than 8:30 a.m. Eastern time on the business day following the Closing, the Company shall make a public announcement of the Closing of the Offering by filing with the SEC a Current Report on Form 8-K and issuing a press release (the “Closing 8-K). From and after the filing of the Closing 8-K, no Purchaser shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the Closing 8-K or in previous filings with the SEC.

The Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing or press release without the prior written consent of such Purchaser, other than (i) in the form of this Agreement that is filed with the SEC; or (ii) in the table of selling shareholders in the Registration Statement or (iii) unless otherwise required by law. The Company shall not, and shall cause each of its officers, directors, employees and agents not to, knowingly provide any Purchaser with any material nonpublic information regarding the Company from and after the issuance of the above referenced filings and press releases without the express written consent of such Purchaser.

The Company agrees to file one or more Forms D with respect to the Securities on a timely basis as required under Regulation D under the Securities Act to claim the exemption provided by Rule 506 of Regulation D and to provide a copy thereof to the Placement Agents and their counsel promptly after such filing. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing date. The Company at its sole expense shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

The Company shall (i) file with Nasdaq a Listing of Additional Shares Notification with respect to the Shares and the Warrant Shares as promptly as practicable after execution of this Agreement; (ii) take all commercially reasonable steps necessary to cause such Securities to be approved for listing on Nasdaq as soon as possible thereafter; and (iii) use its reasonable best efforts to maintain the listing of the Company’s Common Shares on Nasdaq.

Other than pursuant to the Registration Statement, prior to the Effective Date, the Company may not file any registration statement (other than on Form S-8) with the SEC with respect to any securities of the Company. Until 90 days after the Effective Date, the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any of the foregoing) any of its or its Subsidiaries equity or equity equivalent securities, including, without limitation, any debt, preferred shares or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Shares or Common Share equivalents, provided, however, that the Company may grant such options and shares to its directors and employees in the ordinary course of business.

The Company will not sell, offer to sell, solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) that is or could be integrated with the sale of the Securities in a manner that would require the registration of the Securities under the Securities Act. During the six months following the Closing Date, the Company shall not issue any “Future Priced Securities” as such term is described by NASD IM-4350-1.

As long as any Purchaser owns the Securities, the Company covenants (i) to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act and (ii) maintain compliance with all applicable provisions of the Sarbanes Oxley Act of 2002 and all rules and regulations promulgated thereunder, except where noncompliance would not have, individually or in the aggregate, a Material Adverse Effect. During the Effectiveness Period, as long as any Purchaser owns Securities, if, the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares or Warrant Shares under Rule 144. The Company further covenants that it will take such further action during the Effectiveness Period as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell the Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Purchaser or its respective nominee(s), for the Warrant Shares in such amounts as specified from time to time by each Purchaser to the Company upon exercise of the Warrants in the form of Exhibit B attached hereto (the “Irrevocable Transfer Agent Instructions”). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section F(9), and stop transfer instructions to give effect to Section B(7) hereof, will be given by the Company to its transfer agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Offering Documents. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section F(9) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section F(9), that a Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

Short Sales. Each Purchaser severally and not jointly with the other Purchasers covenants that neither it nor any of its affiliates acting on its behalf or pursuant to any understanding with it has engaged or will engage, directly or indirectly, in any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities) during the period commencing at the Discussion Time and until the earlier of (i) the Effective Date of the Registration Statement or (ii) this Agreement is terminated in full pursuant to Section G. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

6.	Conditions to Closing; Termination

Conditions Precedent to the Obligations of the Purchasers to Purchase Securities. The obligation of each Purchaser to acquire Securities at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

The representations and warranties of the Company contained herein shall be true and correct in all material respects (other than those representations and warranties that are qualified by “materiality” or Material Adverse Effect qualifiers shall be true and correct in all respects) as of the date when made and as of the Closing as though made on and as of such date (except to the extent that such representation or warranty speaks of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as though made on and as of the Closing Date);

The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Offering Documents to be performed, satisfied or complied with by it at or prior to the Closing;

No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Offering Documents;

Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect;

Trading in the Common Shares shall not have been suspended by the SEC or Nasdaq (except for any suspensions of trading of limited duration agreed to by the Company) at any time since the date of execution of this Agreement, and the Common Shares shall have been at all times since such date listed for trading on Nasdaq;

The Company shall have delivered the items required to be delivered by the Company in accordance with Section A.4;

This Agreement shall not have been terminated as to such Purchaser in accordance with Section G.3.

Conditions Precedent to the Obligations of the Company to sell Securities. The obligation of the Company to sell Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

The representations and warranties of each Purchaser contained herein shall be true and correct in all material respects (other than those representations and warranties that are qualified by “materiality” or Material Adverse Effect qualifiers shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made on and as of such date;

Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Offering Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing;

No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Offering Documents;

Each Purchaser shall have delivered its Investment Amount in accordance with Section A.2;

This Agreement shall not have been terminated as to such Purchaser in accordance with Section G.3.

This Agreement may be terminated prior to Closing:

by written agreement of the Purchasers and the Company; and

by the Company or a Purchaser (as to itself but no other Purchaser) upon written notice to the other, if the Closing shall not have taken place by 6:30 p.m. Eastern time on or before March 20, 2007; provided, that the right to terminate this Agreement under this Section G.3 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.

In the event of a termination pursuant to Section G.3(a), the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section G.3, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including as arising from such termination) to the other and no Purchaser will have any liability to any other Purchaser under the Offering Documents as a result thereof.

7.	Miscellaneous

Gender. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

Notices. Any notice or other communication required or permitted to be given or delivered under this Agreement shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered by fax prior to 6:30 p.m. Eastern Time on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered by fax on a day that is not a business day or later than 6:30 p.m. Eastern Time on a business day, (c) upon receipt, if sent by an internationally recognized overnight delivery service (with charges prepaid), or (d) upon actual receipt by the party to whom such notice or other communication is required to be given:

if to the Company, to it at:

DATATRAK International, Inc.
6150 Parkland Boulevard
Mayfield Hts., Ohio 44124
Fax No.: (440) 442-3482
Attention: Chief Executive Officer

or such other address as it shall have specified to the Purchaser in writing, with a copy (which shall not constitute notice) to:

Calfee, Halter & Griswold LLP
1400 McDonald Investment Center
800 Superior Avenue
Cleveland, Ohio 44114-2688
Fax No.: (216) 241-0816
Attention: Thomas F. McKee, Esq.

if to a Purchaser, to it at its address set forth on the signature page to this Agreement, or such other address as it shall have specified to the Company in writing.

with a copy (for informational purposes only) to:
Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Telephone:	(212) 756-2000
Facsimile:	(212) 593-5955
Attention:	Eleazer N. Klein, Esq.

Waivers. Failure of the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and the Purchaser, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

Governing Law. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by the New York courts to agreements entered into and to be performed in New York by and between residents of New York, and shall be binding upon the Purchaser, the Purchaser’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. The Company and each Purchaser hereby agree to submit to the non-exclusive jurisdiction of the courts of the State of New York with respect to any proceeding arising out of or relating to this Agreement, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

Severability. If any provision of this Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

Remedies. The parties understand and agree that, unless provided otherwise herein, money damages would not be a sufficient remedy for any breach of the Agreement by the Company or the Purchaser and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not, unless provided otherwise herein, be deemed to be the exclusive remedies for a breach by either party of the Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

Several Purchaser Liability. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder, except as may result from the actions of any such Purchaser other than through the execution hereof. Nothing contained herein solely by virtue of being contained herein shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any similar entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby.

Entire Agreement. This Agreement, together with the agreements and documents executed and delivered in connection with this Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

Construction. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

Complete Understanding. This Agreement and the other Offering Documents (including any schedules and exhibits hereto and thereto) supersede all other prior oral or written agreements between the Purchaser, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and other Offering Documents (including any schedules and exhibits hereto and thereto) and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.

Amendments. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and Purchasers holding or being obligated to purchase at least a majority of the Shares. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Offering Document unless the same consideration is also offered to all Purchasers who then hold Shares. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

Assignment. Any Purchaser may assign any or all of its rights under this Agreement to any person, provided that such transferee agrees in writing to be bound by the terms and provisions of this Agreement and, to the extent applicable, the other Offering Documents, and such transfer is in compliance with the terms and provisions of this Agreement and permitted by federal and state securities laws.

Survival of Representations and Warranties. The representations and warranties of the parties contained herein or in any other agreements or documents executed in connection herewith shall survive the Closing.

Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

* * * * * * *

SIGNATURE PAGE

The Purchaser hereby agrees to purchase the number of Shares and Warrants, in exchange for the Investment Amount, as set forth below, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER
1.Investment Amount: $785,365.00
2.Number of Shares Purchased: 165,340
3.Number of Shares Included in Warrant:	24,801
/s/ Jerome A. Ribs LP, Manager
Signature of Purchaser	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social

Security Number Security Number of Joint Purchaser (if any)

The Catfish Fund, LP

Name (please print as name will appear

on stock certificate)

Number and Street

City, State Zip Code

ACCEPTED BY:

DATATRAK INTERNATIONAL, INC.

By: /s/ Jeffrey A. Green

Name: Jeffrey A. Green Title: President, CEO

SIGNATURE PAGE

The Purchaser hereby agrees to purchase the number of Shares and Warrants, in exchange for the Investment Amount, as set forth below, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER
1.Investment Amount: $64,315.00
2.Number of Shares Purchased: 13,540
3.Number of Shares Included in Warrant:	2,031
/s/ Jerome A. Ribs LP, Manager
Signature of Purchaser	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social

Security Number Security Number of Joint Purchaser (if any)

Bodri Capital Fund, LP

Name (please print as name will appear

on stock certificate)

Number and Street

City, State Zip Code

ACCEPTED BY:

DATATRAK INTERNATIONAL, INC.

By: /s/ Jeffrey A. Green

Name: Jeffrey A. Green Title: President, CEO

SIGNATURE PAGE

The Purchaser hereby agrees to purchase the number of Shares and Warrants, in exchange for the Investment Amount, as set forth below, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER
1.Investment Amount: $100,320.00
2.Number of Shares Purchased: 21,120
3.Number of Shares Included in Warrant:	3,168
/s/ Jerome A. Ribs LP, Manager
Signature of Purchaser	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social

Security Number Security Number of Joint Purchaser (if any)

Bodri Capital Offshore Fund, Ltd.

Name (please print as name will appear

on stock certificate)

Number and Street

City, State Zip Code

ACCEPTED BY:

DATATRAK INTERNATIONAL, INC.

By: /s/ Jeffrey A. Green

Name: Jeffrey A. Green Title: President, CEO

SIGNATURE PAGE

The Purchaser hereby agrees to purchase the number of Shares and Warrants, in exchange for the Investment Amount, as set forth below, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER
1.	Investment Amount:	$843,585.75
2.	Number of Shares Purchased:	177,597
3.	Number of Shares Included in Warrant:	26,640

/s/ Kenneth Berkow, CFO of Potomac Capital
Signature of Purchaser	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social

Security Number Security Number of Joint Purchaser (if any)
Potomac Capital Partners LP, c/o Potomac
Capital Management

Name (please print as name will appear

on stock certificate)

Number and Street

City, State Zip Code

ACCEPTED BY:

DATATRAK INTERNATIONAL, INC.

By: /s/ Jeffrey A. Green

Name: Jeffrey A. Green Title: President, CEO

SIGNATURE PAGE

The Purchaser hereby agrees to purchase the number of Shares and Warrants, in exchange for the Investment Amount, as set forth below, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER
1.	Investment Amount:	$578,393.25
2.	Number of Shares Purchased:	121,767
3.	Number of Shares Included in Warrant:	18,265

/s/ Kenneth Berkow, CFO of Potomac Capital
Signature of Purchaser	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social

Security Number Security Number of Joint Purchaser (if any)
Potomac Capital International Ltd.
c/o Potomac Capital Management
Name (please print as name will appear

on stock certificate)

Number and Street

City, State Zip Code

ACCEPTED BY:

DATATRAK INTERNATIONAL, INC.

By: /s/ Jeffrey A. Green

Name: Jeffrey A. Green Title: President, CEO

SIGNATURE PAGE

The Purchaser hereby agrees to purchase the number of Shares and Warrants, in exchange for the Investment Amount, as set forth below, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER

1.	Investment Amount:	$596,771.00
2.	Number of Shares Purchased:	125,636
3.	Number of Shares Included in Warrant:	18,845

/s/ Kenneth Berkow, CFO of Potomac Capital
Signature of Purchaser	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social

Security Number Security Number of Joint Purchaser (if any)

Peliades Investment Partners R LP
c/o Potomac Capital Management
Name (please print as name will appear
on stock certificate)

Number and Street

City, State Zip Code

ACCEPTED BY:

DATATRAK INTERNATIONAL, INC.

By: /s/ Jeffrey A. Green

Name: Jeffrey A. Green Title: President, CEO

SIGNATURE PAGE

The Purchaser hereby agrees to purchase the number of Shares and Warrants, in exchange for the Investment Amount, as set forth below, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER

1.Investment Amount: $421,325.00
2.Number of Shares Purchased: 88,700
3.Number of Shares Included in Warrant:	13,305
/s/ Pamela A. Cavanaugh, V.P. & Treasurer
Signature of Purchaser	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social

Security Number Security Number of Joint Purchaser (if any)

Harbour Holdings Ltd.
c/o Skylands Capital, LLC
Name (please print as name will appear
on stock certificate)

Number and Street

City, State Zip Code

ACCEPTED BY:

DATATRAK INTERNATIONAL, INC.

By: /s/ Jeffrey A. Green
Name: Jeffrey A. Green
Title: President, CEO

SIGNATURE PAGE

The Purchaser hereby agrees to purchase the number of Shares and Warrants, in exchange for the Investment Amount, as set forth below, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER

1.Investment Amount: $199,025.00
2.Number of Shares Purchased: 41,900
3.Number of Shares Included in Warrant:	6,285
/s/ Pamela A. Cavanaugh, V.P. & Treasurer
Signature of Purchaser	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social

Security Number Security Number of Joint Purchaser (if any)

Skylands Special Investment LLC
Name (please print as name will appear
on stock certificate)

Number and Street

City, State Zip Code

ACCEPTED BY:

DATATRAK INTERNATIONAL, INC.

By: /s/ Jeffrey A. Green
Name: Jeffrey A. Green
Title: President, CEO

SIGNATURE PAGE

The Purchaser hereby agrees to purchase the number of Shares and Warrants, in exchange for the Investment Amount, as set forth below, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER

1.Investment Amount: $63,650.00
2.Number of Shares Purchased: 13,400
3.Number of Shares Included in Warrant:	2,010
/s/ Pamela A. Cavanaugh, V.P. & Treasurer
Signature of Purchaser	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social

Security Number Security Number of Joint Purchaser (if any)

Skylands Quest LLC
Name (please print as name will appear
on stock certificate)

Number and Street

City, State Zip Code

ACCEPTED BY:

DATATRAK INTERNATIONAL, INC.

By: /s/ Jeffrey A. Green
Name: Jeffrey A. Green
Title: President, CEO

SIGNATURE PAGE

The Purchaser hereby agrees to purchase the number of Shares and Warrants, in exchange for the Investment Amount, as set forth below, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER

1.Investment Amount: $28,500.00
2.Number of Shares Purchased: 6,000
3.Number of Shares Included in Warrant:	900
/s/ Pamela A. Cavanaugh, V.P.
Signature of Purchaser	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social

Security Number Security Number of Joint Purchaser (if any)

Skylands Special Investment II LLC
Name (please print as name will appear
on stock certificate)

Number and Street

City, State Zip Code

ACCEPTED BY:

DATATRAK INTERNATIONAL, INC.

By: /s/ Jeffrey A. Green
Name: Jeffrey A. Green
Title: President, CEO

SIGNATURE PAGE

The Purchaser hereby agrees to purchase the number of Shares and Warrants, in exchange for the Investment Amount, as set forth below, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER
1.Investment Amount: $475,000.00
2.Number of Shares Purchased: 100,000
3.Number of Shares Included in Warrant:	15,000
/s/ Noel Langlas
Signature of Purchaser	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social

Security Number Security Number of Joint Purchaser (if any)

Morgan Stanley RCL Equity
Long/Short Fund LP

Name (please print as name will appear

on stock certificate)

Number and Street

City, State Zip Code

ACCEPTED BY:

DATATRAK INTERNATIONAL, INC.

By: /s/ Jeffrey A. Green

Name: Jeffrey A. Green
Title: President, CEO

SIGNATURE PAGE

The Purchaser hereby agrees to purchase the number of Shares and Warrants, in exchange for the Investment Amount, as set forth below, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER

1.Investment Amount: $1,241,279.50
2.Number of Shares Purchased: 261,322
3.Number of Shares Included in Warrant:	39,198
/s/ Brian H. Davidson, Managing Director
Signature of Purchaser	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social

Security Number Security Number of Joint Purchaser (if any)

SF Capital Partners Ltd.
c/o Stark Offshore Management LLC
Name (please print as name will appear
on stock certificate)

Number and Street

City, State Zip Code

ACCEPTED BY:

DATATRAK INTERNATIONAL, INC.

By: /s/ Jeffrey A. Green
Name: Jeffrey A. Green
Title: President, CEO

SIGNATURE PAGE

The Purchaser hereby agrees to purchase the number of Shares and Warrants, in exchange for the Investment Amount, as set forth below, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER

1.Investment Amount: $473,741.25
2.Number of Shares Purchased: 99,735
3.Number of Shares Included in Warrant:	14,960
/s/ Mark Diker
Signature of Purchaser	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social

Security Number Security Number of Joint Purchaser (if any)

Diker Micro-Value Fund, LP
Name (please print as name will appear
on stock certificate)

Number and Street

City, State Zip Code

ACCEPTED BY:

DATATRAK INTERNATIONAL, INC.

By: /s/ Jeffrey A. Green
Name: Jeffrey A. Green
Title: President, CEO

SIGNATURE PAGE

The Purchaser hereby agrees to purchase the number of Shares and Warrants, in exchange for the Investment Amount, as set forth below, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER

1.Investment Amount: $657,423.75
2.Number of Shares Purchased: 138,405
3.Number of Shares Included in Warrant:	20,761
/s/ Mark Diker
Signature of Purchaser	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social

Security Number Security Number of Joint Purchaser (if any)

Diker Micro-Value QP Fund, LP
Name (please print as name will appear
on stock certificate)

Number and Street

City, State Zip Code

ACCEPTED BY:

DATATRAK INTERNATIONAL, INC.

By: /s/ Jeffrey A. Green
Name: Jeffrey A. Green
Title: President, CEO

SIGNATURE PAGE

The Purchaser hereby agrees to purchase the number of Shares and Warrants, in exchange for the Investment Amount, as set forth below, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER

1.Investment Amount: $490,722.50
2.Number of Shares Purchased: 103,310
3.Number of Shares Included in Warrant:	15,497
/s/ Mark Diker
Signature of Purchaser	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social

Security Number Security Number of Joint Purchaser (if any)

Diker Micro and Small Cap Fund, LP
Name (please print as name will appear
on stock certificate)

Number and Street

City, State Zip Code

ACCEPTED BY:

DATATRAK INTERNATIONAL, INC.

By: /s/ Jeffrey A. Green
Name: Jeffrey A. Green
Title: President, CEO

SIGNATURE PAGE

The Purchaser hereby agrees to purchase the number of Shares and Warrants, in exchange for the Investment Amount, as set forth below, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER

1.Investment Amount: $515,612.50
2.Number of Shares Purchased: 108,550
3.Number of Shares Included in Warrant:	16,283
/s/ Mark Diker
Signature of Purchaser	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social

Security Number Security Number of Joint Purchaser (if any)

Diker M&S Cap Master, Ltd.
Name (please print as name will appear
on stock certificate)

Number and Street

City, State Zip Code

ACCEPTED BY:

DATATRAK INTERNATIONAL, INC.

By: /s/ Jeffrey A. Green
Name: Jeffrey A. Green
Title: President, CEO

SIGNATURE PAGE

The Purchaser hereby agrees to purchase the number of Shares and Warrants, in exchange for the Investment Amount, as set forth below, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER
1.	Investment Amount:	$1,834,146.00
2.	Number of Shares Purchased:	386,136
3.	Number of Shares Included in Warrant:	57,920

/s/ David W. Berry, Manager of the
General Partner
Signature of Purchaser	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social

Security Number Security Number of Joint Purchaser (if any)

Select Contrarian Value Partners
Name (please print as name will appear
on stock certificate)

Number and Street

City, State Zip Code

ACCEPTED BY:

DATATRAK INTERNATIONAL, INC.

By: /s/ Jeffrey A. Green
Name: Jeffrey A. Green
Title: President, CEO

SIGNATURE PAGE

The Purchaser hereby agrees to purchase the number of Shares and Warrants, in exchange for the Investment Amount, as set forth below, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER

1.	Investment Amount:	$65,854.00
2.	Number of Shares Purchased:	13,864
3.	Number of Shares Included in Warrant:	2,080

/s/ David W. Berry, Manager of the
General Partner
Signature of Purchaser	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social

Security Number Security Number of Joint Purchaser (if any)

Spectrum Galaxy Fund Ltd. re Kaizen
Fundamental Value Fund
c/o Kaizen Management, LP
Name (please print as name will appear
on stock certificate)

Number and Street

City, State Zip Code

ACCEPTED BY:

DATATRAK INTERNATIONAL, INC.

By: /s/ Jeffrey A. Green
Name: Jeffrey A. Green
Title: President, CEO

Schedule A(3)

Purchasers

Schedule A(3)

Purchasers

PURCHASER	INVESTMENT AMOUNT	NO. OF SHARES	NO. OF WARRANTS
The Catfish Fund, L.P.
290 Lowell Avenue Palo Alto, CA 94301 Attention: Casey Roberts	$785,365.00	165,340	24,801
Bodri Capital Fund, LP 290 Lowell Avenue Palo Alto, CA 94301 Attention: Casey Roberts	$64,315.00	13,540	2,031
Bodri Capital Offshore Fund, Ltd. 4 Embarcadero Center Suite 2500 San Francisco, CA 94111 Attention: Casey Roberts	$100,320.00	21,120	3,168
Potomac Capital Partners, LP c/o Potomac Capital Management 825 Third Avenue, 33rd Floor New York, NY 10022 Attention: Javier Montenegro	$843,585.75	177,597	26,640
Potomac Capital International Ltd. c/o Potomac Capital Management 825 Third Avenue, 33rd Floor New York, NY 10022 Attention: Javier Montenegro	$578,393.25	121,767	18,265
Peliades Investment Partners R LP c/o Potomac Capital Management 825 Third Avenue, 33rd Floor New York, NY 10022 Attention: Javier Montenegro	$596,771.00	125,636	18,845
Harbour Holdings Ltd. c/o Skylands Capital, LLC 9 Church St Hamilton HM 11 Bermuda Attention: Pamela Cavanaugh	$421,325.00	88,700	13,305
Skylands Special Investment LLC c/o Skylands Capital, LLC 1200 N Mayfair Road, Suite 250 Milwauke, WI 53226 Attention: Pamela Cavanaugh	$199,025.00	41,900	6,285
Skyland Quest LLC c/o Skylands Capital, LLC 1200 N Mayfair Road, Suite 250 Milwauke, WI 53226 Attention: Pamela Cavanaugh	$63,650.00	13,400	2,010
Skylands Special Investment II LLC c/o Skylands Capital, LLC 1200 N Mayfair Road, Suite 250 Milwauke, WI 53226 Attention: Pamela Cavanaugh	$28,500.00	6,000	900
Morgan Stanley RCL Equity Long/Short Fund, L.P. Two Greenwich Plaza Greenwich, CT 06830 Attention: Michael Eng	$475,000.00	100,000	15,000
SF Capital Partners Ltd. 3600 South Lake Drive St. Francis, WI 53235 Attention: Michael Dahm	$1,241,279.50	261,322	39,198
Diker Micro Value Fund, LP c/o Diker Management, LLC 745 5th Avenue, Suite 1409 New York, NY 10151 Attention: Matthew H. Gilman	$473,741.25	99,735	14,960
Diker Micro Value QP Fund, LP c/o Diker Management, LLC 745 5th Avenue, Suite 1409 New York, NY 10151 Attention: Matthew H. Gilman	$657,423.75	138,405	20,761
Diker Micro and Small Cap Fund, LP c/o Diker Management, LLC 745 5th Avenue, Suite 1409 New York, NY 10151 Attention: Matthew H. Gilman	$490,722.50	103,310	15,497
Diker M&S Cap Master, Ltd. c/o Diker Management, LLC 745 5th Avenue, Suite 1409 New York, NY 10151 Attention: Matthew H. Gilman	$515,612.50	108,550	16,283
Select Contrarian Value Partners 4200 Montrose Blvd., Suite 400 Houston, TX 77006 Attention: David W. Berry	$1,834,146.00	386,136	57,920
Kaizen Fundamental Value Fund 4200 Montrose Blvd., Suite 400 Houston, TX 77006 Attention: David W. Berry	$65,854.00	13,864	2,080